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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CLEVELAND-CLIFFS INC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 05/13/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:
Notice and Proxy Statement and Annual Report
To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before 04/29/08 to facilitate timely delivery.

To request material (including form of proxy) for this and future meetings: Internet: www.proxyvote.com Telephone: 1-800-579-1639 **Email: sendmaterial@proxyvote.com
**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

CLEVELAND-CLIFFS INC
Vote In Person
1100 SUPERIOR AVENUE SUITE 1500 CLEVELAND, OH 44114-2544

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 12, 2008. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location
The Annual Meeting of Shareholders of record as of 03/17/08 is to be held on Tuesday, May 13, 2008 at 11:30 A.M. (Cleveland time)
at:	The Forum Conference Center
One Cleveland Center
1375 East Ninth Street,
Cleveland, Ohio 44114

Meeting Directions:

One Cleveland Center is located on East Ninth Street between St. Clair Avenue and Rockwell Avenue. The parking garage for One Cleveland Center can be accessed from St. Clair Avenue. The Forum Conference Center is located on the second floor of the atrium, located at the East Ninth Street building entrance.

Voting items
Proposals - The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2.
1.	Election of Directors Nominees:		2. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.
	1a)	R.C. Cambre	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS AND POSTPONEMENTS THEREOF.
	1b)	J.A. Carrabba
	1c)	S.M. Cunningham
	1d)	B.J. Eldridge
	1e)	S.M. Green
	1f)	J.D. Ireland III
	1g)	F.R. McAllister
	1h)	R. Phillips
	1i)	R.K. Riederer
	1j)	A. Schwartz